Exhibit 99.1
Rapid7 Announces Third Quarter 2022 Financial Results

•Annualized recurring revenue (ARR) of $684 million, an increase of 24% year-over-year
•Total revenue of $176 million, up 26% year-over-year; Products revenue of $166 million, up 27% year-over-year
•GAAP operating loss of $23 million; Non-GAAP operating income of $13 million
•Total ARR per customer growth of 14% year-over-year
Boston, MA – November 2, 2022 – Rapid7, Inc. (Nasdaq: RPD), a leading provider of security analytics and automation, today announced its financial results for the third quarter of 2022.
“Customers’ increasing focus on better value and higher efficacy of their security solutions in today’s shifting landscape supported 24% year-over-year growth in our third quarter ARR to $684 million” said Corey Thomas, Chairman and CEO of Rapid7.

“Amid an evolving macroeconomic backdrop, customers are searching for the most effective and efficient ways to secure their traditional and cloud environments. Rapid7 is as focused as ever on delivering the platform of choice for consolidated SecOps management to help customers manage this dual mandate. We continue to drive growth while also scaling profitability in our business, as demonstrated by our strong third quarter non-GAAP operating income of $13 million and a raise to our full year non-GAAP operating income guidance range.”
Third Quarter 2022 Financial Results and Other Metrics

	Three Months Ended September 30,
	2022	2021	% Change
	(dollars in thousands)
Annualized recurring revenue	$683,816	$550,044	24%
Number of customers	10,791	9,909	9%
ARR per customer	$63.4	$55.5	14%
rapid7.com

	Three Months Ended September 30,
	2022	2021	% Change
	(in thousands, except per share data)
Products revenue	$166,496	$131,149	27%
Professional services revenue	9,269	8,745	6%
Total revenue	$175,765	$139,894	26%

North America revenue	$138,242	$112,337	23%
Rest of world revenue	37,523	27,557	36%
Total revenue	$175,765	$139,894	26%

GAAP gross profit	$121,915	$96,424
GAAP gross margin	69%	69%
Non-GAAP gross profit	$129,089	$102,838
Non-GAAP gross margin	73%	74%

GAAP loss from operations	$(23,236)	$(34,315)
GAAP operating margin	(13)%	(25)%
Non-GAAP income from operations	$13,044	$5,733
Non-GAAP operating margin	7%	4%

GAAP net loss	$(28,727)	$(37,700)
GAAP net loss per share, basic and diluted	$(0.49)	$(0.67)
Non-GAAP net income	$8,599	$3,443
Non-GAAP net income per share, diluted	$0.14	$0.06

Adjusted EBITDA	$17,930	$9,911

Net cash provided by operating activities	$20,110	$19,448
Free cash flow	$9,657	$14,327
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights

•In October 2022, Rapid7 was recognized by Gartner for Security Information and Event Management (SIEM) for the fifth year; InsightIDR was named a Challenger for delivering cloud-native, highly efficient, accelerated detection and response for resource constrained security teams.
•In September 2022, Rapid7 announced a multi-year partnership with the Boston Bruins, beginning with the 2022-2023 season, with Rapid7 as the first-ever official jersey patch partner of the Boston Bruins, the Official Cybersecurity Partner of the Boston Bruins and the Official Cybersecurity Partner of TD Garden.
•In July 2022, Rapid7 announced new layered context capabilities for InsightCloudSec, the company’s fully-integrated Cloud-Native Security Platform (CNSP) including consolidated, unified, and real-time views of risk signals.
Fourth Quarter and Full-Year 2022 Guidance

Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income from operations, non-GAAP net income per share and free cash flow to be in the following ranges:
rapid7.com

	Fourth Quarter 2022			Full-Year 2022
	(in millions, except per share data)
Annualized recurring revenue				$711	to	$717
Year-over-year growth				19%	to	20%
Revenue	$179	to	$181	$680	to	$682
Year-over-year growth	18%	to	19%	27%
Non-GAAP income from operations	$14	to	$16	$25	to	$27
Non-GAAP net income per share	$0.17	to	$0.20	$0.17	to	$0.20
Weighted average shares outstanding, diluted	66.0			59.9
Free cash flow				$36	to	$40
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the fourth quarter and full-year 2022 does not include any potential impact of foreign exchange gains or losses. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and certain other items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty.
Conference Call and Webcast Information
Rapid7 will host a conference call today, November 2, 2022, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 888-330-2384 (domestic) or +1 240-789-2701 (international) with the event code 8484206. The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A webcast replay of the conference call will be available at https://investors.rapid7.com.
About Rapid7
Rapid7, Inc. (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight cloud. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 10,000 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in their financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
rapid7.com

Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs and certain other items such as acquisition-related expenses, litigation-related expenses and induced conversion expense. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased, when applicable, to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt issuance costs. The expense for the amortization of debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Induced conversion expense. In conjunction with the first quarter of 2021 partial repurchase of our 1.25% convertible senior notes due 2023, we incurred an induced conversion expense of $2.7 million. We exclude induced conversion expense because this amount is not indicative of the performance of, or trends in, our business and neither is comparable to the prior period nor predictive of future results.
Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share, when applicable, to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Free Cash Flow. Free cash flow is a non-GAAP measure that we define as net cash provided by operating activities less purchases of property and equipment and capitalization of internal-use software costs.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
rapid7.com

Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has an active Rapid7 recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the fourth quarter and full-year 2022, the assumptions underlying such guidance, including the timing of global economic recovery, market opportunities, future growth and operating leverage, and the ability of our solutions to drive profitable, sustainable growth. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, growing macroeconomic uncertainty, unstable market and economic conditions, fluctuations in our quarterly results, risks arising from the ongoing COVID-19 pandemic, failure to meet our publicly announced guidance or other expectations about our business, our ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, our customers renewal of their subscriptions with us, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, and our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2022 and in the subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(617) 865-4277
Press contact:
Caitlin O'Connor
Senior Public Relations Manager
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$168,353	$164,582
Short-term investments	83,231	58,850
Accounts receivable, net	121,017	146,094
Deferred contract acquisition and fulfillment costs, current portion	33,307	29,974
Prepaid expenses and other current assets	33,402	33,236
Total current assets	439,310	432,736
Long-term investments	16,707	34,068
Property and equipment, net	55,002	50,225
Operating lease right-of-use assets	85,250	83,751
Deferred contract acquisition and fulfillment costs, non-current portion	61,857	57,191
Goodwill	515,631	515,258
Intangible assets, net	103,660	111,591
Other assets	18,132	11,191
Total assets	$1,295,549	$1,296,011
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$13,864	$3,521
Accrued expenses	64,427	82,620
Operating lease liabilities, current portion	11,858	9,630
Deferred revenue, current portion	391,761	372,067
Other current liabilities	5,254	842
Total current liabilities	487,164	468,680
Convertible senior notes, non-current portion, net	814,947	812,063
Operating lease liabilities, non-current portion	90,427	90,865
Deferred revenue, non-current portion	31,659	33,056
Other long-term liabilities	13,636	17,342
Total liabilities	1,437,833	1,422,006
Stockholders’ equity (deficit):
Common stock	592	577
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	717,946	615,032
Accumulated other comprehensive loss	(6,698)	(812)
Accumulated deficit	(849,360)	(736,028)
Total stockholders’ equity (deficit)	(142,284)	(125,995)
Total liabilities and stockholders’ equity (deficit)	$1,295,549	$1,296,011

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue:
Products	$166,496	$131,149	$474,643	$359,581
Professional services	9,269	8,745	25,961	24,185
Total revenue	175,765	139,894	500,604	383,766
Cost of revenue:
Products	45,957	36,497	135,296	99,315
Professional services	7,893	6,973	24,118	19,753
Total cost of revenue	53,850	43,470	159,414	119,068
Total gross profit	121,915	96,424	341,190	264,698
Operating expenses:
Research and development	48,622	43,880	147,341	112,265
Sales and marketing	75,968	63,041	229,148	174,264
General and administrative	20,561	23,818	62,967	57,527
Total operating expenses	145,151	130,739	439,456	344,056
Loss from operations	(23,236)	(34,315)	(98,266)	(79,358)
Other income (expense), net:
Interest income	498	84	853	302
Interest expense	(2,749)	(2,962)	(8,200)	(11,415)
Other income (expense), net	(2,205)	(299)	(5,211)	(1,217)
Loss before income taxes	(27,692)	(37,492)	(110,824)	(91,688)
Provision for income taxes	1,035	208	2,508	10,021
Net loss	$(28,727)	$(37,700)	$(113,332)	$(101,709)
Net loss per share, basic and diluted	$(0.49)	$(0.67)	$(1.95)	$(1.86)
Weighted-average common shares outstanding, basic and diluted	58,730,651	55,976,671	58,229,872	54,743,538

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(28,727)	$(37,700)	$(113,332)	$(101,709)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	10,195	9,745	30,587	23,513
Amortization of debt issuance costs	1,046	1,095	3,036	2,886
Stock-based compensation expense	30,971	29,196	92,304	73,872
Deferred income taxes	—	—	—	3,924
Induced conversion expense	—	—	—	2,740
Other	1,547	209	3,828	1,655
Change in operating assets and liabilities:
Accounts receivable	3,278	10,706	21,425	23,522
Deferred contract acquisition and fulfillment costs	(2,919)	(4,319)	(7,999)	(9,772)
Prepaid expenses and other assets	5,224	2,697	(5,303)	3,091
Accounts payable	4,947	3,408	8,504	2,079
Accrued expenses	252	3,038	(12,241)	(4,554)
Deferred revenue	(4,886)	2,169	18,297	24,389
Other liabilities	(818)	(796)	(1,144)	3,593
Net cash provided by operating activities	20,110	19,448	37,962	49,229
Cash flows from investing activities:
Business acquisition, net of cash acquired	—	(306,000)	—	(358,420)
Purchases of property and equipment	(5,863)	(2,164)	(13,087)	(4,835)
Capitalization of internal-use software costs	(4,590)	(2,957)	(12,648)	(7,162)
Purchases of investments	(35,489)	—	(94,486)	(59,308)
Sales/maturities of investments	26,050	36,900	86,379	124,838
Other investments	(500)	(1,500)	(1,000)	(3,000)
Net cash used in investing activities	(20,392)	(275,721)	(34,842)	(307,887)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid	—	(416)	—	585,024
Purchase of capped calls related to convertible senior notes	—	—	—	(76,020)
Payment of debt issuance costs	—	—	(71)	—
Payments for repurchase of convertible senior notes	—	—	(12)	(184,649)
Payments related to business acquisitions	—	(9,687)	(300)	(12,118)
Taxes paid related to net share settlement of equity awards	(1,637)	(4,701)	(6,743)	(11,372)
Proceeds from employee stock purchase plan	6,233	4,809	11,943	9,276
Proceeds from stock option exercises	416	749	1,621	3,279
Net cash provided by (used in) financing activities	5,012	(9,246)	6,438	313,420
Effects of exchange rates on cash, cash equivalents and restricted cash	(2,036)	(556)	(5,707)	(849)
Net increase (decrease) in cash, cash equivalents and restricted cash	2,694	(266,075)	3,851	53,913
Cash, cash equivalents and restricted cash, beginning of period	166,174	493,605	165,017	173,617
Cash, cash equivalents and restricted cash, end of period	$168,868	$227,530	$168,868	$227,530

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP gross profit	$121,915	$96,424	$341,190	$264,698
Add: Stock-based compensation expense[1]	2,745	1,604	7,610	4,970
Add: Amortization of acquired intangible assets[2]	4,429	4,810	14,117	10,471
Non-GAAP gross profit	$129,089	$102,838	$362,917	$280,139
Non-GAAP gross margin	73.4%	73.5%	72.5%	73.0%

GAAP gross profit - Products	$120,539	$94,652	$339,347	$260,266
Add: Stock-based compensation expense	2,006	1,073	5,513	3,291
Add: Amortization of acquired intangible assets	4,429	4,810	14,117	10,471
Non-GAAP gross profit - Products	$126,974	$100,535	$358,977	$274,028
Non-GAAP gross margin - Products	76.3%	76.7%	75.6%	76.2%

GAAP gross profit - Professional services	$1,376	$1,772	$1,843	$4,432
Add: Stock-based compensation expense	739	531	2,097	1,679
Non-GAAP gross profit - Professional services	$2,115	$2,303	$3,940	$6,111
Non-GAAP gross margin - Professional services	22.8%	26.3%	15.2%	25.3%

GAAP loss from operations	$(23,236)	$(34,315)	$(98,266)	$(79,358)
Add: Stock-based compensation expense[1]	30,971	29,196	92,304	73,872
Add: Amortization of acquired intangible assets[2]	5,309	5,567	16,755	11,524
Add: Acquisition-related expenses[3]	—	5,180	—	7,211
Add: Litigation-related expenses[4]	—	105	115	459
Non-GAAP income from operations	$13,044	$5,733	$10,908	$13,708

GAAP net loss	$(28,727)	$(37,700)	$(113,332)	$(101,709)
Add: Stock-based compensation expense[1]	30,971	29,196	92,304	73,872
Add: Amortization of acquired intangible assets[2]	5,309	5,567	16,755	11,524
Add: Acquisition-related expenses[3]	—	5,180	—	16,176
Add: Litigation-related expenses[4]	—	105	115	459
Add: Amortization of debt issuance costs	1,046	1,095	3,036	2,886
Add: Induced conversion expense	—	—	—	2,740
Non-GAAP net income (loss)	$8,599	$3,443	$(1,122)	$5,948
Add: Interest expense of convertible senior notes[5]	375	—	—	—
Numerator for non-GAAP earnings per share calculation	$8,974	$3,443	$(1,122)	$5,948

Weighted average shares used in GAAP earnings per share calculation, basic and diluted	58,730,651	55,976,671	58,229,872	54,743,538
Dilutive effect of convertible senior notes[5]	5,803,831	—	—	—
Dilutive effect of employee equity incentive plans[6]	1,063,389	2,400,321	—	2,438,108
Weighted average shares used in non-GAAP earnings per share calculation, diluted	65,597,871	58,376,992	58,229,872	57,181,646

Non-GAAP net income (loss) per share:
Basic	$0.15	$0.06	$(0.02)	$0.11
Diluted	$0.14	$0.06	$(0.02)	$0.10

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$2,745	$1,604	$7,610	$4,970
Research and development	13,400	14,549	40,349	31,784
Sales and marketing	8,047	6,348	23,251	18,132
General and administrative	6,779	6,695	21,094	18,986

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$4,429	$4,810	$14,117	$10,471
Sales and marketing	685	587	2,053	793
General and administrative	195	170	585	260

[3] Includes acquisition-related expenses as follows:
Research and development	$—	$40	$—	$40
Sales and marketing	—	153	—	275
General and administrative	—	4,987	—	6,896
Provision for income taxes	—	—	—	8,965

[4] Includes litigation-related expenses as follows:
General and administrative	$—	$105	$115	$459

5 We use the if-converted method to compute diluted earnings per share with respect to our convertible senior notes. There was no add-back of interest expense or additional dilutive shares related to the convertible senior notes where the effect was anti-dilutive. On an if-converted basis, for the three months ended September 30, 2022, the 2027 convertible senior notes were dilutive and the 2025 convertible senior notes were anti-dilutive.

6 We use the treasury method to compute the dilutive effect of employee equity incentive plan awards.

RAPID7, INC.
Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP net loss	$(28,727)	$(37,700)	$(113,332)	$(101,709)
Interest income	(498)	(84)	(853)	(302)
Interest expense	2,749	2,962	8,200	11,415
Other (income) expense, net	2,205	299	5,211	1,217
Provision for income taxes	1,035	208	2,508	10,021
Depreciation expense	3,479	3,155	10,008	9,202
Amortization of intangible assets	6,716	6,590	20,579	14,311
Stock-based compensation expense	30,971	29,196	92,304	73,872
Acquisition-related expenses	—	5,180	—	7,211
Litigation-related expenses	—	105	115	459
Adjusted EBITDA	$17,930	$9,911	$24,740	$25,697

RAPID7, INC.
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net cash provided by operating activities	$20,110	$19,448	$37,962	$49,229
Less: Purchases of property and equipment	(5,863)	(2,164)	(13,087)	(4,835)
Less: Capitalized internal-use software costs	(4,590)	(2,957)	(12,648)	(7,162)
Free cash flow	$9,657	$14,327	$12,227	$37,232

Fourth Quarter and Full-Year 2022 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	Fourth Quarter 2022			Full-Year 2022
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
Anticipated GAAP loss from operations	$(22)	to	$(20)	$(120)	to	$(118)
Add: Anticipated stock-based compensation expense	31	to	31	123	to	123
Add: Anticipated amortization of acquired intangible assets	5	to	5	22	to	22
Anticipated non-GAAP income from operations	$14		$16	$25		$27

Reconciliation of GAAP net loss to non-GAAP net income:
Anticipated GAAP net loss	$(26)	to	$(24)	$(139)	to	$(137)
Add: Anticipated stock-based compensation expense	31	to	31	123	to	123
Add: Anticipated amortization of acquired intangible assets	5	to	5	22	to	22
Add: Anticipated amortization of debt issuance costs	1	to	1	4	to	4
Anticipated non-GAAP net income	$11		$13	$10		$12

Anticipated GAAP net loss per share, basic and diluted	$(0.44)		$(0.40)	$(2.37)		$(2.34)
Anticipated non-GAAP net income per share, diluted	$0.17		$0.20	$0.17		$0.20

Weighted average shares used in GAAP earnings per share calculation, basic and diluted	59.3			58.6

Weighted average shares used in non-GAAP earnings per share calculation, diluted	66.0			59.9
The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty. As a result, the estimates shown for Anticipated GAAP loss from operations, Anticipated GAAP net loss and Anticipated GAAP net loss per share are expected to change.

	Full-Year 2022
Reconciliation of net cash provided by operating activities to free cash flow:
Anticipated net cash provided by operating activities	$76	to	$80
Anticipated purchases of property and equipment	(22)	to	(22)
Anticipated capitalized internal-use software costs	(18)	to	(18)
Anticipated free cash flow	$36		$40